                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

                                                                 JURISDICTION     PERCENTAGE
                                                                   IN WHICH           OF
                                                                  ORGANIZED       OWNERSHIP
                                                                 ------------     ----------
  1.   Avery Dennison Corporation (publicly-owned parent of
       consolidated group)..................................  Delaware
  2.   Avery Corp. .........................................  Delaware           100% by    1
  3.   Avery Pacific Corporation ...........................  California         100% by    1
  4.   Avery International Holding GmbH.....................  Germany            100% by    1
  5.   Avery, Inc...........................................  California         100% by    1
  6.   Avery Foreign Sales Corporation B.V..................  Netherlands        100% by    1
  7.   Avery Coordination Center N.V........................  Belgium            100% by   45
  8.   Avery International Overseas Finance N.V.............  Netherlands        100% by    2
  9.   Avery Holding Limited................................  United Kingdom      44% by    1
                                                                                  56% by   63
 10.   Cardinal Insurance Limited ..........................  Bermuda            100% by    1
 11.   AEAC, Inc. ..........................................  Delaware           100% by    1
 12.   Avery Dennison Canada Inc............................  Canada              55% by    1
                                                                                  45% by   63
 13.   Fasson Sverige AB....................................  Sweden             100% by    1
 14.   Avery Etiketsystemer A/S ............................  Denmark            100% by    1
 15.   Avery Etiketten B.V..................................  Netherlands        100% by   28
 16.   Avery International France S.A. .....................  France             100% by   54
 17.   Avery Etiketten N.V. ................................  Belgium            100% by   45
 18.   Avery Dennison U.K. Limited..........................  United Kingdom     100% by    9
 19.   Avery Maschinen GmbH.................................  Germany             85% by    4
 20.   Avery Label Limited .................................  Ireland            100% by    1
 21.   Retail Products Limited .............................  Ireland            100% by   20
 22.   Avery Dennison Office Products U.K. Ltd. ............  United Kingdom     100% by    9
 23.   Avery Guidex Limited ................................  United Kingdom     100% by   22
 24.   A.V. Chemie A.G......................................  Switzerland        100% by   34
 25.   Dennison Sverige AB..................................  Sweden             100% by   53
 26.   Avery Etikettier-Logistik GmbH.......................  Germany            100% by    4
 27.   Soabar Systems (Hong Kong) Limited...................  Hong Kong          100% by   94
 28.   Fasson Nederland B.V.................................  Netherlands         86% by    1
                                                                                  13% by    2
                                                                                   1% by   63
 29.   Avery Holding B.V....................................  Netherlands        100% by   28
 30.   Fasson Deutschland GmbH..............................  Germany            100% by    4
 31.   Fasson France S.a.r.l................................  France             100% by   54
 32.   Fasson Italia S.p.A..................................  Italy               95% by    1
                                                                                   5% by    2

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
                                                                 JURISDICTION     PERCENTAGE
                                                                   IN WHICH           OF
                                                                  ORGANIZED       OWNERSHIP
                                                                 ------------     ----------
 33.   Fasson de Mexico S.A.................................  Mexico             100% by    1
 34.   Fasson Schweiz AG....................................  Switzerland        100% by    1
 35.   Fasson Scandinavia A/S...............................  Denmark            100% by   53
 36.   Fasson Products (Proprietary) Limited................  South Africa       100% by    1
 37.   Fasson Hemel Hempstead Limited.......................  United Kingdom     100% by    9
 38.   Fasson Norge A/S.....................................  Norway             100% by    1
 39.   Fasson Osterreich GmbH...............................  Austria            100% by    1
 40.   Fasson Ireland Limited ..............................  Ireland            100% by    1
 41.   Fasson Suomi OY......................................  Finland            100% by    1
 42.   Fasson Pty. Limited .................................  Australia          100% by    1
 43.   Avery Properties Pty. Limited........................  Australia          100% by    1
 44.   Fasson Produtos Adesivos Limitada....................  Brazil             100% by    1
 45.   Avery Specialty Tape Division N.V....................  Belgium            100% by    1
 46.   Fasson Canada Inc....................................  Canada             100% by    1
 47.   Fasson U.K. Limited..................................  United Kingdom     100% by    9
 48.   Fasson Espana S.A....................................  Spain              100% by    1
 49.   Avery Automotive Limited.............................  United Kingdom     100% by    9
 50.   Fasson Self-Adhesive Materials South East Asia (Pte)
       Ltd..................................................  Singapore          100% by    1
 51.   Avery Myers Limited..................................  United Kingdom     100% by    9
 52.   Avery Graphic Systems, Inc. .........................  Delaware           100% by    1
 53.   Dennison Danmark A/S.................................  Denmark            100% by   63
 54.   Avery Holding S.A. ..................................  France              14% by    1
                                                                                  86% by   63
 55.   Avery de Mexico S.A. de C.V..........................  Mexico             100% by    1
 56.   Fasson Luxembourg S.A................................  Luxembourg         100% by   29
 57.   Guidex Limited ......................................  United Kingdom     100% by   22
 58.   Swindon Letter File Company Limited .................  United Kingdom     100% by   22
 59.   Novexx Modul Vertriebs GmbH..........................  Germany            100% by    4
 60.   Avery Etikettsystem Svenska AB ......................  Sweden             100% by   14
 61.   Fasson Belgie N.V....................................  Belgium            100% by   45
 62.   Security Printing Division, Inc......................  Delaware           100% by    1
 63.   Dennison Manufacturing Company.......................  Nevada             100% by    1
 64.   Dennison Far East (Hong Kong) Limited................  Hong Kong           50% by   63
                                                                                  50% by   70
 65.   Avery Dennison Holdings Limited......................  Australia          100% by   63
 66.   Avery Dennison Australia Limited.....................  Australia          100% by   65
 67.   Avery Dennison Retail Limited........................  Australia          100% by   65
 68.   Dennison Limited.....................................  United Kingdom     100% by    9

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
                                                                 JURISDICTION     PERCENTAGE
                                                                   IN WHICH           OF
                                                                  ORGANIZED       OWNERSHIP
                                                                 ------------     ----------
 69.   Metallised Films & Papers Ltd........................  United Kingdom     100% by    9
 70.   Dennison International Company.......................  Massachusetts      100% by   63
 71.   Dennison de Mexico S.A. de C.V. .....................  Mexico             87.5% by  70
 72.   Dennison do Brasil Industria e Comercio Ltda.........  Brazil              90% by   70
                                                                                   5% by   80
 73.   TIADECO Participacoes Ltda...........................  Brazil             100% by   70
 74.   Indumarco Comercial Ltda.............................  Brazil             100% by   73
 75.   Dennison International Holding B.V...................  Netherlands         82% by   77
                                                                                  18% by   63
 76.   Avery Dennison Korea Limited.........................  Korea              100% by   12
 77.   Dennison Manufacturing (Trading) Ltd.................  United Kingdom     100% by   63
 78.   Dennison Monarch Systems, Inc. ......................  Delaware           100% by   63
 79.   Avery Dennison Office Products Company...............  Nevada             100% by   63
 80.   Dennison Transoceanic Corporation....................  Massachusetts      100% by   63
 81.   DMC Development Corporation..........................  Nevada             100% by   63
 82.   Doret S.A............................................  France             100% by   54
 83.   Establissements Chevalerias S.A......................  France              20% by   54
                                                                                  80% by   82
 84.   Societe Civile Immobiliere Sarrail...................  France             100% by   82
 85.   Monarch Industries, Inc..............................  New Jersey         100% by   63
 86.   Avery Buroprodukte GmbH..............................  Germany            100% by    4
 87.   Transformer Materials Company........................  Missouri           100% by   63
 88.   National Blank Book Company, Corp. ..................  Massachusetts      100% by   63
 89.   Dennison Ireland Limited.............................  Ireland             88% by   75
                                                                                  11% by   82
 90.   Avery Label (Northern Ireland) Limited...............  United Kingdom     100% by    9
 91.   Dennison Office Products Limited.....................  Ireland            100% by   89
 92.   Dennison Magnetic Media Limited......................  Ireland            100% by   89
 93.   Etikettrykkeriet A/S.................................  Denmark            100% by   14
 94.   Soabar Systems Hong Kong B.V. .......................  Netherlands        100% by   28
 95.   Avery Dennison, C.A. ................................  Venezuela          100% by    1
 96.   Avery Dennison Mexico S.A. de C.V. ..................  Mexico             100% by    1
 97.   Fasson Portugal Produtos Auto-Adesivos Lda. .........  Portugal            97% by    1
                                                                                   3% by   28

  All of the preceding subsidiaries have been consolidated in the Registrant's financial statements and no separate financial statements have been filed.

  The parent company also owns 50% of Avery-Toppan Company, Limited (Japan), which company may be deemed to be a subsidiary. Registrant's share of the losses and profits is included on an equity basis in the Consolidated Statement of Income.